UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 13, 2025

CENTENE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31826	42-1406317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7700 Forsyth Boulevard,
St. Louis,	Missouri	63105
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (314) 725-4477
(Former Name or Former Address, if Changed Since Last Report): N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 Par Value	CNC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On May 13, 2025, the Company held its Annual Meeting. There were 496,060,052 shares of common stock represented at the Annual Meeting. The stockholders of the Company voted as follows on the following matters at the Annual Meeting:

1.	Election of Directors. The eleven directors were elected at the Annual Meeting for a one-year term based upon the following votes:
	Director Nominee	For	Against	Abstain	Broker Non-Votes
	Jessica L. Blume	378,692,121	41,402,383	6,449,028	18,330,279
	Kenneth A. Burdick	423,240,281	3,119,175	184,076	18,330,279
	Christopher J. Coughlin	412,427,955	13,845,670	269,907	18,330,279
	H. James Dallas	422,925,766	3,395,050	222,716	18,330,279
	Wayne S. DeVeydt	404,454,106	20,394,846	1,694,580	18,330,279
	Frederick H. Eppinger	398,621,080	27,653,928	268,524	18,330,279
	Monte E. Ford	420,024,259	6,297,280	221,993	18,330,279
	Thomas R. Greco	417,395,921	7,241,018	1,906,593	18,330,279
	Sarah M. London	424,647,862	1,730,827	164,843	18,330,279
	Theodore R. Samuels	404,262,246	20,411,014	1,870,272	18,330,279
	Kenneth Y. Tanji	423,326,774	2,990,345	226,413	18,330,279

2.	Non-binding advisory vote on executive compensation. The Company's executive compensation was approved by a non-binding advisory vote based upon the following votes:
		For	Against	Abstain	Broker Non-Votes
		378,107,602	47,508,937	926,993	18,330,279

3.
Ratification of the appointment of KPMG LLP. The appointment of KPMG LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2025 was ratified based upon the following votes:

		For	Against	Abstain
		426,080,761	18,537,008	256,042

4.	Approval of the 2025 Stock Incentive Plan. The 2025 Stock Incentive Plan was approved based upon the following votes:
		For	Against	Abstain	Broker Non-Votes
		399,222,597	26,449,299	871,636	18,330,279

5.	Shareholder proposal to disclose plan to reduce total contribution to climate change. The shareholder proposal was not approved based upon the following votes:
		For	Against	Abstain	Broker Non-Votes
		97,440,478	324,999,769	4,103,285	18,330,279

6.	Shareholder proposal to report on climate risk to retirement investments. The shareholder proposal was not approved based upon the following votes:
		For	Against	Abstain	Broker Non-Votes
		38,831,723	384,362,192	3,349,617	18,330,279

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENE CORPORATION

Date:	May 14, 2025	By:	/s/ Christopher A. Koster
Christopher A. Koster Executive Vice President, Secretary and General Counsel